UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2012 (May 31, 2012)

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-54116 (Commission File Number)	20-5344927 (IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1100 El Segundo, California (Address of principal executive offices)	90245 (Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) (this “Amendment”) is being filed by Manhattan Bancorp (the “Company”) to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 1, 2012 (the “Closing 8-K”), which was filed in connection with the completion, on May 31, 2012, of the previously announced merger between Professional Business Bank and Bank of Manhattan, N.A., a wholly-owned subsidiary of the Company, with Bank of Manhattan as the surviving corporation.  The Company is filing this Amendment solely to provide the historical audited and unaudited financial information and unaudited pro forma financial information that are required to be filed under Item 9.01 of Form 8-K in connection with the completion of the merger.  Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Closing 8-K.

Item 9.01                     Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of December 31, 2011 and 2010, and for the years ended December 31, 2011 and 2010, and the related report of McGladrey LLP with respect thereto, were included in the Joint Proxy Statement/Prospectus previously filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on May 2, 2012, relating to the Company’s Registration Statement on Form S-4, as amended (File No. 333-179137), and are hereby incorporated herein by reference.

The unaudited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of March 31, 2012 and for the three month periods ended March 31, 2012, and 2011, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the acquisition of Professional Business Bank by Bank of Manhattan, N.A., a wholly-owned subsidiary of the Company, as of March 31, 2012 and December 31, 2011, with the related notes thereto, are attached hereto as Exhibit 99.2. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of March 31, 2012 and for the three month periods ended March 31, 2012 and 2011, with the related notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet as of March 31, 2012 and unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011, with the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2012	MANHATTAN BANCORP
(Registrant)

	By:	/s/ Brian E. Côté
Brian E. Côté
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Unaudited consolidated financial statements of CGB Holdings, Inc. (and subsidiaries) as of March 31, 2012, and for the three month periods ended March 31, 2012 and 2011, with the related notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet as of March 31, 2012 and unaudited pro forma combined condensed statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011, with the related notes thereto.